SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K

                          CURRENT REPORT

             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                         February 4, 2000


                    CROWN RESOURCES CORPORATION
      (Exact name of registrant as specified in its charter)


      Washington             0-17480             84-1097086
   (State or other         (Commission       (I.R.S. Employer
   jurisdiction of         File Number)      Identification
    incorporation)                               Number)


        1675 Broadway, Suite 2400, Denver, Colorado 80202
             (Address of Principal Executive Offices)

  Registrant's telephone number,
  including area code:                           (303) 534-1030

    (Former name or former address, if changed since last report)

Item 5.  Other Events.

          Crown Resources Corporation announced that it will undertake a review of its carrying value and reserve status for the Crown Jewel project following the decision of its partner, Battle Mountain Gold Company, to write of its entire investment in the Crown Jewel project and reclassify Crown Jewel proven and probable reserves to additional gold mineralization.

          Crown Resources Corporation also announced that it has adopted a change in Accounting Principle to a perferable method of expensing all exploration costs.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit
Number         Description
20.1           Crown Resources Corporation's Press Release dated
               February 4, 2000



                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     CROWN RESOURCES CORPORATION



Dated:     February 7, 2000            By:  /s/ James R. Maronick
                                           James R. Maronick
                                        Chief Financial Officer


                       INDEX TO EXHIBITS



Exhibit
Number         Description                                       Page No.
20.1           Crown Resources Corporation's Press Release
               dated February 4, 2000.